Retirement benefits obligations	6 Months Ended
Jun. 30, 2025
Retirement benefits obligations
Retirement benefits obligations

15. Retirement benefits obligations

The amounts recognized in the statements of profit or loss are as follows:

	For the three months		For the six months
	ended June 30,		ended June 30,
	2025	2024	2025	2024
Current service cost	(7,521)	(3,204)	(15,043)	(6,354)
Past service cost	—	—	—	1,070
Interest cost	(5,399)	(7,291)	(10,799)	(9,086)
Interest income	4,861	7,029	9,721	8,662
Company pension amount (note 19)	(8,059)	(3,466)	(16,121)	(5,708)

The Group’s pension costs recognized as continuing operating costs in the statement of profit or loss for the three-month and the six-month periods ended June 30, 2025, amounted to CHF 8,059 and CHF 16,121, respectively (CHF 3,466 and CHF 5,708 for the three-month and six-month periods ended June 30, 2024).

During the first half of 2024, the Group recognized a pension cost of CHF 42,493 as discontinued operations in the statements of profit or loss under “net profit or loss from discontinued operations” relating to the employees transferred to Neurosterix Group on April 2, 2024. As part of the transaction, a gain of CHF 433,791 was recognized in the statements of profit or loss under “net profit or loss from discontinued operations” as net gain related to the sale of activities due to a positive past service cost generated by the transfer of employees to Neurosterix Group (note 21).

The amounts recognized in the balance sheet are determined as follows:

	June 30, 2025	December 31, 2024
Defined benefit obligation	(2,049,265)	(2,108,384)
Fair value of plan assets	1,937,318	1,944,133
Retirement benefit obligation	(111,947)	(164,251)

Retirement benefit obligation decreased by CHF 0.1 million as of June 30, 2025 compared to December 31, 2024 primarily due to changes in financial assumptions.